                                  EXHIBIT 10.15

10.15   Consulting Agreement between Gulf Atlantic Publishing, Inc. and
        CommunicateNow.com, Inc.

                    GULF ATLANTIC PUBLISHING, INC. AGREEMENT

     This GULF ATLANTIC PUBLISHING, INC. (a subsidiary of Stratcomm Media, Ltd.)
Agreement (the "Agreement") is entered into on this 11 day of July,2001, between
GULF ATLANTIC PUBLISHING, INC. a Florida corporation ("GAP"), and
Communicatenow.Com, Inc. a Delaware- corporation ("Client").

     Whereas, GAP is in the business of planning, developing and implementing advertising, marketing and promotional campaigns for corporations and other business entities ("Advertising, Promotional and Marketing Services");

     Whereas, the Client desires to retain GAP to provide the Advertising,
Promotional and Marketing Services, and GAP desires to provide such Advertising,
Promotional and Marketing Services to Client, pursuant to the terms, conditions and provisions contained in this Agreement;

     Now, therefore, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Advertising, Promotional and Marketing Services.  Subject to Client's
compliance with each of the representations, warranties and covenants and agreements made by Client in this Agreement, GAP agrees to provide to Client the
Advertising, Promotional and Marketing Services, for the period commencing on the latter of (the "Effective Date") the date this Agreement is executed and delivered by Client or the date that GAP receives payment of its fees.

     2. Obligations and Responsibilities of Client.  As of the date hereof and during the Term of this Agreement, Client agrees as follows.

          1.   Representation and Warranties.

         Client represents and warrants to GAP that:

          (1)  Organization.  Client is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and it is duly qualified to do business as a foreign corporation in each jurisdiction in which it owns or leases property or engages in business.

          (2)  Formal Action.  Client has the corporate power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder and this Agreement has been duly approved by Client's Board of Directors.

          (3)  Valid and Binding Agreement.  This Agreement has been duly executed and delivered by Client and is the valid and binding obligation of Client enforceable against it in accordance with its terms.

          (4)  No Violation. The execution, delivery and performance of this
               Agreement does not and will not violate any provisions of the charter or bylaws of Client or any agreement to which Client is a party or any applicable law or regulation or order or decree of any court, arbitrator or agency of government and no action of, or filing with, any governmental or public body or authority is required in connection with the execution, delivery or
               performance of this Agreement.

          (5)  Litigation.  No action, suit or proceeding is pending against or affecting the Client or any of its properties before any court, arbitrator or governmental body or administrative agency and none of the persons owning beneficially or of record more than 10% of the outstanding capital stock of  the  Client or any of the directors or officers of Client is a party to any action, suit or proceeding before any federal or state court, arbitrator or governmental body or administrative agency (other than routine traffic  violations) and no such person has been a party to any such proceedings for more than the past five years.

         Representations and Warranties of GAP:

               GAP is validly existing and in good standing in those
          jurisdictions in which it engages in business.

               This Agreement has been duly authorized and executed by GAP and constitutes the valid and binding agreement of GAP.

               GAP is in compliance with all applicable state and federal laws, rules and regulations governing the transactions and business contemplated by this Agreement.

               GAP will make no misrepresentation or misstatement of any
          material fact, whether by act, concealment or omission, to any representative of groups, to Client or to any third party in connection with its Advertising, Promotional and Marketing Services.

          2. Covenants and Agreements.

          Client covenants and agrees to comply with the following covenants:

          (1) Client Certification.  Client acknowledges that it is responsible for the accuracy and completeness of the Information Package and for all other information furnished to GAP and for the accuracy and completeness of the contents of all materials prepared by GAP for and on behalf of Client.  The Client hereby designates the individuals listed on Exhibit B attached hereto and incorporated herein by reference as the duly authorized representatives of Client for purposes of certifying to GAP the accuracy of all documents, advertisements or other materials prepared by GAP for and on behalf of
          Client.

     2.  Compensation.  In consideration of the Advertising, Promotional and
Marketing Services to be performed by GAP hereunder, Client hereby agrees to compensate GAP in the manner and in the amount specified in Exhibit A and B which is attached hereto and incorporated herein by reference thereto.

     3. Indemnity. Client acknowledges that it is responsible for the accuracy of the Information Package and all other information provided to GAP and for the contents of all materials, advertorials and other information prepared by GAP for an on behalf of Client as provided herein and Client agrees to indemnify GAP in accordance with the Indemnification Agreement set forth in Exhibit D, which is attached hereto and incorporated herein by reference.

     4. Survival of Certain Provisions. The Client's obligations to pay the fees and expenses of GAP pursuant to Section3 of this Agreement and to comply with the indemnification provisions pursuant to Section 3 shall remain operative and in full force and effect regardless of any termination of this Agreement and shall be binding upon, and shall inure to the benefit of, GAP and, in the case of the indemnity agreement, the persons, agents, employees, officers, directors and controlling persons referred to in the Indemnification Agreement, and their respective successors and assigns and heirs, and no other person shall acquire or have any right under or by virtue of this Agreement. All amounts paid or required to be paid under Sections 3 and 4 of this Agreement shall be fully earned on the Effective Date of this Agreement notwithstanding prior termination of this Agreement.

     5. Termination. Termination: Either party shall have the right in its sole and absolute discretion to terminate its obligations hereunder and to immediately cease providing Advertising, Promotional and Marketing Services pursuant to this Agreement if either party, in the exercise of its reasonable judgment, believe that the other party has committed a material breach of this
Agreement and after notice to the breaching party. Material breach shall mean:
that the representations and warranties made by either party hereunder are inaccurate in any material respect or if either party breaches any of its covenants and agreement contained herein or if any federal or state governmental agency or instrumentality institutes an investigation or suit against either party pertaining to the services hereunder. After proper written notice, the breaching party shall have 20 days to cure the breaching activity. If the breach is not cured within 20 days of proper notice the non-breaching party may unilaterally terminate this agreement and its obligations and covenants under this Agreement.

     Upon  termination by either party, should GAP be owed money or payment for work performed under the Agreement, the Client shall remit such due and owing funds within 30 days of termination. Should GAP be deemed the breaching party, the company shall be obligated to return any unused portion of prepaid fees within 30 days as well.

     6.  Non-Solicitation  Covenant.  Client agrees that it will not directly or indirectly during the term of this Agreement or for three years following the termination or expiration of this Agreement, either voluntarily or involuntarily, for any reason whatsoever, recruit or hire or attempt to recruit or hire any employee of GAP or of any of its affiliates or subsidiaries, or otherwise induce any such employees to leave the employment of GAP or of any of its affiliates or subsidiaries or to become an employee of or otherwise be associated with Client or any affiliate or subsidiary of Client. Client acknowledges that GAP and its affiliates and subsidiaries have invested a significant amount of time, energy and expertise in the training of their employees to be able to provide Advertising, Promotional and Marketing Services and Client therefore agrees that this covenant is reasonable and agrees that the breach of such covenant is very likely to result in irreparable injury to GAP, which is unlikely to be adequately compensated by damages. Accordingly, in the event of a breach or threatened breach by Client of this Section 8, GAP shall be entitled to an injunction restraining Client and any affiliate, subsidiary or director or officer thereof from recruiting, or hiring or attempting to recruit or hire any employee of GAP or of any affiliate or subsidiary of GAP. Nothing herein shall be construed as prohibiting GAP from pursuing any other remedies available to GAP for such breach or threatened breach, including recovery of damages from Client. A penalty in the amount of $250,000 shall be assessed for breach of this Section. The undertakings herein shall survive the termination or cancellation of the Agreement for three years.

     Miscellaneous.

     A. Governing Law. This Agreement shall be governed by the laws of the State of Florida applicable to contracts executed and performed in the Circuit Court,
Orange County, in the State of Florida (without regard to the principles of conflicts of laws).

     B. Entire Agreement. This Agreement and the Exhibits hereto embody the entire agreement of the parties with respect to its subject matter. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     C.  Amendments to be in Writing.  This Agreement may be amended only in a writing signed by all of the parties.

     D. No Waivers by Course of Dealing;  Limited Effect of Waivers. No waiver shall be effective against any party unless it is in a writing signed by that party. No course of dealing and no delay on the part of GAP in exercising its rights shall operate as a waiver of that right or otherwise prejudice GAP. GAP's failure to insist upon the strict performance of any provision of this
Agreement, or to exercise any right or remedy available to GAP, shall not constitute a waiver by GAP of such provision. No specific waiver by GAP of any specific breach of any provision of this Agreement shall operate as a general waiver of the provision or of any other breach of the provision. Client shall have no right to cure any breach except as specifically provided herein.

     E. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     F. Cumulation of Rights and Remedies.  No right or remedy of GAP under this
Agreement is intended to preclude any other right or remedy and every right and remedy shall coexist with every other right and remedy now or hereafter existing, whether by contract, at law, or in equity.

     G. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. Client shall not have any right to assign any of its rights or delegate any of its obligations or responsibilities under this Agreement except as expressly stated herein.

     H. Payment of Fees and Expenses on Enforcing Agreement. In the event of any dispute between the parties arising out of or related to this Agreement or the interpretation thereof, at the trial level or appellate level, the prevailing party shall be entitled to recover from the non-prevailing party all costs and expenses, including reasonable fees and disbursements of counsel which may be incurred in connection with such proceeding, without limitation, including any costs and expenses of experts, witnesses, depositions and other costs.

     I. Notices.  Any notice or other communication  required or permitted to be given hereunder shall be in writing, and shall be delivered to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others). Notices or other communications shall be effective when received at the recipient's location (or when delivered to that location if receipt is refused). Notices or other communications given by facsimile transmission shall be presumed received at the time indicated in the recipient's automatic acknowledgment. Notices or other communications given by
Federal Express or other recognized overnight courier service shall be presumed received on the following business day. Notices or other communications given by certified mail, return receipt requested, postage prepaid, shall be presumed received 3 business days after the date of mailing.

                                    Communicatenow. Com, Inc.
                                    Attn:  David Hancock
                                    2015 Bird Creek Terrace #101
                                    Temple, Texas 76502
                                    Telephone: 254-771-0999
                                    Fax: 254-771-1053

                                    GULF ATLANTIC PUBLISHING, INC.
                                    1947 Lee Road
                                    Winter Park, Florida 32789
                                    Attn: Kurt D. Ruthenbeck, President
                                    Telephone:  407-628-3601
                                    Fax:  407-628-5898

     J.  Headings.  The  headings in this  Agreement are intended solely for convenience of reference. They shall be given no effect in the construction or interpretation of this Agreement.

     K.  Severability.  The invalidity or unenforceability of any provision of this Agreement shall not impair the validity or enforceability of any other provision.

     In Witness Whereof, the parties have executed this Agreement as of the date first above written.

Attest:                                      Communicatenow.Com, Inc.

By:                                          By:
  -----------------------------------           --------------------------------
  Secretary                                            David Hancock

[Corporate Seal]

Attest:                                    GULF ATLANTIC PUBLISHING, INC.
                                         (a Subsidiary of Stratcomm Media, Ltd.)

By:                                         By:
  -----------------------------------         ----------------------------------
  Secretary                                     Kurt d. Ruthenbeck,  President

[Corporate Seal]

                                    EXHIBIT A

                      Advertising and Promotional Services

The services to be provided are as follows:

1.   Confidential  Fax Alert  regarding the company to a minimum of 10,000 U. S.
     stock brokers.

2.   50,000  E-Mail Alert to our  subscriber  database  including  the Acorn IPO database.

3.   50,000   Financial   Sentinel   advertising   including   One   (1)   color
     brochure"Piggy", and One (1) Express Gram., with our monthly Newsletter.

     The parties  hereto by signing  this  Exhibit in the space  provided  below signify  their  agreement  regarding the service to be provided by GAP under the
Agreement.

                                          Communicatenow.Com, Inc.

                                          By:  ________________________________
                                                   David Hancock, President

                                          Gulf Atlantic Publishing, Inc.

                                          By:  ________________________________
                                                   Kurt Ruthenbeck, President

                                    EXHIBIT B

Client hereby  designates  the following  person or persons to act on its behalf for the purpose set forth in the Agreement.

------------------------------------        ---------------------------------
DIRECTOR (PLEASE SIGN)                      DIRECTOR (PLEASE PRINT)

------------------------------------        ---------------------------------
PRESIDENT (PLEASE SIGN)                     PRESIDENT (PLEASE PRINT)

------------------------------------        ---------------------------------
VICE PRESIDENT (PLEASE SIGN)                VICE PRESIDENT (PLEASE PRINT)

                                                                Initial_______
                                     - 106 -

                                    EXHIBIT C

                                  COMPENSATION

1.   Client  agrees to pay to GAP One  Hundred  Twenty-five  Thousand  (125,000)
     restricted shares pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933.

2.   The parties agree that this is a 90-day contract,  which will commence upon the signing and payment in full of the contract.

3.   The  parties  also  agree that this  contract  for 90 days is the basis for expanding  said  contract  to a one  (1)  year  contract.  At the  time  of expansion  of the  instant  contract  the  terms  and  conditions  for such expansion will be agreed upon between the parties.

4.   CommunicateNow.Com  Inc. understands and acknowledges that GAP is receiving a payment of 75,000  free  trading  shares of stock in the  Company  from a third party non-affiliate shareholder as further compensation.

The parties  hereto by signing this Exhibit in the space  provided below signify their agreement to the compensation provisions contained herein.

                                            CommunicateNow.Com, Inc.

                                            By: _______________________________
                                                 David Hancock, President

                                            Gulf Atlantic Publishing, Inc.

                                            By:  ______________________________
                                                  Kurt Ruthenbeck, President